news release

For Immediate Release	Contact: Mark Borman – Investor Relations Steve Grady – Public Relations	+1 (952) 917-0590 +1 (952) 917-0232

ADC Provides Preliminary Expectations for Fiscal 2006 Third Quarter
and Updates Financial Outlook for Fiscal 2006 Year

MINNEAPOLIS — July 19, 2006— ADC (NASDAQ: ADCT, www.adc.com) today announced preliminary expectations for its fiscal 2006 third quarter ending July 28, 2006 and updated its financial outlook for its fiscal 2006 year ending October 31, 2006. These preliminary expectations and updated estimates are subject to the completion of ADC’s financial closing process for the fiscal 2006 third quarter and year. ADC is scheduled to announce earnings for its third quarter on or about August 29, 2006.

Excluding the APS France services business as discussed below, ADC currently expects sales from continuing operations in the third quarter of 2006 to be in the range of $330-$335 million and for fiscal 2006 year to be in the range of $1.280-$1.300 billion. Previous annual guidance provided on May 31, 2006, which included the estimated results for the APS France services business, was that ADC’s fiscal 2006 year sales would be in the range of $1.350-$1.390 billion (approximately $1.320-$1.355 billion without the APS France services business.) ADC had not previously provided guidance on sales for the fiscal 2006 third quarter.

Compared to previous fiscal 2006 sales guidance and adjusting for the APS France services business, the updated financial outlook primarily reflects lower sales of copper and fiber connectivity products resulting from what ADC believes are short-term impacts of both customer consolidation activity affecting current spending rates and customers’ current inventory levels being higher than current deployment rates. Although the outlook for the balance of the fiscal year has been reduced, ADC still expects to have year-over-year growth for fiscal year 2006.

Based on this new sales guidance, and subject to sales mix and other factors, ADC’s GAAP diluted EPS from continuing operations for the fiscal 2006 third quarter is estimated to be in the range of $0.15-$0.18 (including approximately $0.10 of estimated charges listed in the table below) and for the fiscal 2006 year is estimated to be in the range of $0.49-$0.57 (including approximately $0.39 of estimated charges listed in the table below.) Previous guidance provided on May 31, 2006 was for ADC’s GAAP diluted EPS from continuing operations for the fiscal 2006 year to be in the range of $0.65 to $0.80 (including the results of the APS France services business and approximately $0.35 of estimated charges similar to those in the table below.) ADC had not previously provided EPS guidance for the fiscal 2006 third quarter.

These EPS estimations assume that GAAP operating margins for the fiscal 2006 third quarter and for the fiscal 2006 year to both be in the range of 4%-6% (including approximately 3% of estimated charges listed in the table below.)

	Fiscal 2006
	3rd	Fiscal 2006
	Quarter	Year
Reconciliation of Estimated EPS and Charges	Estimate	Estimate
Estimated GAAP EPS from continuing operations – diluted	$0.15-0.18[1]	0.49-0.57[1]
Convertible notes interest addback under the if-converted method assuming conversion to common stock	0.01	0.02
Restructuring/impairment — actual charges through June 2006	0.02	0.05
Amortization of purchased intangibles	0.05	0.21
FONS employee retention expense[2]	0.01	0.04
Stock-option compensation expense	0.01	0.07

	$
Estimated adjusted earnings per share from continuing operations – diluted	0.25-0.28[1]	0.88-0.96[1]

1 Excludes potential future restructuring, impairment and acquisition–related charges, and certain non-operating gains/losses of which the amounts are uncertain at this time.
2 The FONS employee retention expenses are scheduled to be incurred through the third fiscal quarter of 2006.

“We remain committed to strategically managing our business for the long term and expect the kind of quarter-to-quarter fluctuations we experienced in 2005 and again in 2006 will continue to be an inherent part of our business,” said Robert E. Switz, president and CEO of ADC. “Given the current environment in which our larger wireline and wireless customers are consolidating and integrating operations, these short-term variations can be difficult to plan for and we do not believe they are reflective of the long-term prospects for our business. We are not alone in the industry with the current softening of the outlook for the remainder of our fiscal year. We still expect to grow our business year-over–year and remain confident that we can deliver long-term growth and profitability in our business.”

APS France Services Business
In the third quarter of 2006, ADC’s Board approved a plan for the intended divestiture of the APS France services business, currently included in the Professional Services segment. Consequently, the APS France services business will be classified as a discontinued operation and its results will be removed from ADC’s continuing operations for historical reporting periods. In fiscal 2006, the APS France services business is expected to have an annualized run rate for sales of approximately $30-$35 million and for operating losses of approximately $3-$5 million. ADC is in active discussions to complete divestiture of this business by calendar year end, subject to required approvals under French law, including that of the works’ council. ADC expects to retain its product sales related to this business.

Proposed Transaction with Andrew Corporation
“Carrier consolidation and wireline/wireless convergence create strong potential for ADC to connect our customers’ next-generation wireless, broadband, video, data and voice services,” continued Switz. “Furthermore, our proposed merger with Andrew combines ADC’s leadership position in wireline connectivity solutions and Andrew’s leadership position in wireless infrastructure solutions. Together, ADC and Andrew will have a substantially greater global presence, customer base, economies of scale, product breadth, innovation ability and financial strength. The substantial synergies that we expect our integration teams to create will enable us to better serve our consolidating customer base worldwide as their wireline and wireless networks deliver high-speed, any-content, anywhere communications services.”

On July 5, 2006, ADC and Andrew Corporation announced that the staff of the Federal Trade Commission informed ADC and Andrew that the FTC has granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, thus ending the FTC’s review of the proposed merger between ADC and Andrew, which was announced on May 31, 2006. The merger is subject to antitrust filings in certain foreign countries. The merger is also subject to approval by the stockholders of ADC and Andrew and certain other closing conditions set forth in the merger agreement dated as of May 30, 2006 that must be satisfied or waived before the merger can be consummated.

Earnings Conference Call and Webcast for Third Fiscal Quarter 2006
ADC expects to discuss its third fiscal quarter 2006 results and current outlook for fiscal year 2006 on a conference call and webcast scheduled on or about August 29, 2006. Conference call numbers, time of call and webcast link will be posted to www.adc.com/investorrelations/calendarofevents/ in August 2006.

About ADC
ADC provides the connections for wireline, wireless, cable, broadcast, and enterprise networks around the world. ADC’s innovative network infrastructure equipment and professional services enable high-speed Internet, data, video, and voice services to residential, business and mobile subscribers. ADC (NASDAQ: ADCT) has sales into more than 140 countries. Learn more about ADC at www.adc.com.

Cautionary Statements

Cautionary Statement Regarding Forward Looking Information
All forward-looking statements contained herein, particularly those pertaining to ADC’s expectations or future operating results, reflect management’s current expectations or beliefs as of the date of such statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements made about the potential business combination with Andrew Corporation. ADC Telecommunications cautions that any forward-looking statements made by us in this report or in other announcements made by us are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. These factors include, without limitation: any statements regarding future sales; profit percentages; earnings per share and other results of operations; expectations or beliefs regarding the marketplace in which we operate; the sufficiency of our cash balances and cash generated from operating and financing activities for our future liquidity; the demand for equipment by telecommunication service providers, from which a majority of our sales are derived; our ability to operate our business to achieve, maintain and grow operating profitability; macroeconomic factors that influence the demand for telecommunications services and the consequent demand for communications equipment; consolidation among our customers, competitors or vendors which could cause disruption in our customer relationships or displacement of us as an equipment vendor to the surviving entity in a customer consolidation; our ability to keep pace with rapid technological change in our industry; our ability to make the proper strategic choices with respect to acquisitions or divestitures; our ability to integrate the operations of any acquired businesses with our own operations and to realize planned synergies from such transactions; increased competition within our industry and increased pricing pressure from our customers; our dependence on relatively few customers for a majority of our sales as well as potential sales growth in market segments we presently feel have the greatest growth potential; fluctuations in our operating results from quarter-to-quarter, which are influenced by many factors outside of our control, including variations in demand for particular products in our portfolio that have varying profit margins; the impact of regulatory changes on our customers’ willingness to make capital expenditures for our equipment and services; financial problems, work interruptions in operations or other difficulties faced by our customers or vendors, which can influence future sales to customers as well as our ability to either collect amounts due us or obtain necessary materials and components; economic and regulatory conditions both in the United States and outside of the United States, as over 40.0% of our sales come from non-U.S. jurisdictions; our ability to protect our intellectual property rights and defend against infringement claims made by third parties; possible limitations on our ability to raise additional capital if required, either due to unfavorable market conditions or lack of investor demand; our ability to attract and retain qualified employees in a competitive environment; potential liabilities that could arise if there are design or manufacturing defects with respect to any of our products; our ability to obtain raw materials and components and the prices of those materials and components which can be subject to volatility; our dependence on contract manufacturers to make certain of our products; changes in interest rates, foreign currency exchange rates and equity securities prices, all of which will impact our operating results; our ability to successfully defend or satisfactorily settle any pending litigation or litigation that may arise; risks and uncertainties related to the proposed business combination with Andrew, including but not limited to the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; potential difficulties in meeting conditions set forth in the definitive merger agreement; fluctuations in the telecommunications market, and other risks and uncertainties, including those identified in the section captioned Risk Factors in Item 1A of ADC’s Annual Report on Form 10-K for the fiscal year ended October 31, 2005 and as may be updated in Item 1A of ADC’s subsequent Quarterly Reports on Form 10-Q or other filings we make with the SEC. ADC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Statement Regarding Proposed Transaction with Andrew Corporation
This document contains statements regarding the proposed transaction between ADC and Andrew, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about the future expectations, beliefs, goals, plans or prospects of the management of each of ADC and Andrew.  These statements are based on current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of ADC and Andrew and the combined company, as well as the businesses and markets in which they do and are expected to operate.  These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “estimates,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “seeks,” and variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess.  Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements, include, among other things: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on contract manufacturers and other vendors to provide goods and services needed to operate the businesses of ADC and Andrew; fluctuations in commodity prices; the social, political and economic risks of the respective global operations of ADC and Andrew; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to ADC’s Registration Statement on Form S-4 filed with the United States Securities and Exchange Commission (the SEC) on June 29, 2006 and Annual Report on Form 10-K for the year ended October 31, 2005 and Andrew’s Annual Report on Form 10-K for the year ended September 30, 2005 as well as other filings made by ADC and Andrew with the SEC.  Except as required under the US federal securities laws and the rules and regulations of the SEC, ADC and Andrew disclaim any intention or obligation to update any forward-looking statements after the distribution of this document, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

Additional Information and Where to Find It

ADC HAS FILED A REGISTRATION STATEMENT ON FORM S-4 (REGISTRATION NO. 333-135424) IN CONNECTION WITH ITS PROPOSED BUSINESS COMBINATION WITH ANDREW CORPORATION.  SHAREHOLDERS OF ADC AND ANDREW ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS THAT FORMS A PART OF THE REGISTRATION STATEMENT AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (WHEN IT BECOMES AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF ADC AND ANDREW ARE ALSO ENCOURAGED TO READ ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  The final joint proxy statement/prospectus will be mailed to shareholders of ADC and stockholders of Andrew.  Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov.  Investors and security holders may also obtain the documents free of charge from Investor Relations at ADC by writing Investor Relations, ADC Telecommunications, Inc., P.O. Box 1101, Minneapolis, Minnesota 55440-1101; or calling 952-917-0991; or at www.adc.com/investorrelations/financialinformation/secfilings/.  Investors and security holders may also obtain the documents free of charge from Investor Relations at Andrew by writing Investor Relations, Andrew Corporation, 3 Westbrook Corporate Center, Suite 900, Westchester, Illinois 60154; or calling 800-232-6767; or at www.andrew.com/investors/sec

Participants in Solicitation

ADC, Andrew and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the merger. Information concerning ADC’s participants is set forth in the proxy statement dated, January 24, 2006, for ADC’s 2006 annual meeting of shareholders as filed with the SEC on Schedule 14A.  Information concerning Andrew’s participants is set forth in the proxy statement, dated December 30, 2005, for Andrew’s 2006 annual meeting of stockholders as filed with the SEC on Schedule 14A.  Additional information regarding the interests of participants of ADC and Andrew in the solicitation of proxies in respect of the merger will be included in the registration statement and joint proxy statement/prospectus filed with the SEC (registration no. 333-135424).

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